Exhibit 99.1

KRATON CORPORATION ENTERS INTO DEFINITIVE AGREEMENT TO BE ACQUIRED

BY DL CHEMICAL CO., LTD.

Exploration of Strategic Alternatives Results in Cash Sale at 50% Premium to Kraton’s Unaffected Trading Value as of Early July, 2021

Houston, Texas, September 27, 2021 — Kraton Corporation (NYSE: KRA) (“Kraton”), a leading global sustainable producer of specialty polymers and high-value bio-based products derived from pine wood pulping co-products, today announced that it has entered into a definitive merger agreement (the “Merger Agreement”) pursuant to which DL Chemical Co., Ltd. (“DL Chemical”), a subsidiary of DL Holdings Co., Ltd. (formerly Daelim Industrial Co., Ltd.), will acquire 100% of Kraton in an all-cash transaction implying an enterprise value of approximately $2.5 billion. Under the terms of the Merger Agreement, Kraton stockholders will receive $46.50 in cash for each share of Kraton common stock they own. As part of the transaction DL Chemical has conveyed that they have fully committed financing.

“Following an extensive review of a wide-range of strategic alternatives focused on maximizing value for the benefit of our stockholders, Kraton’s Board has determined that the sale of Kraton to DL Chemical is in the best interest of Kraton stockholders. We believe the transaction provides immediate and certain value for Kraton stockholders, and represents an attractive premium of approximately 50% over Kraton’s unaffected market valuation as of early July,” said Kevin M. Fogarty, Kraton’s President and Chief Executive Officer. “Moreover, we believe DL Chemical has the industry presence and resources to continue to support the growth of Kraton’s business on a global scale”.

“Consistent with our longstanding goal of maximizing value for the benefit of our stockholders, over the years Kraton’s Board and management team have actively evaluated a wide range of strategic alternatives. Today’s announcement marks the culmination of the strategic review process for Kraton, resulting in a transaction that we believe provides significant value for Kraton stockholders. In addition, we believe the scale and strength of the combined company will also benefit our customers and our employees, as it will expand Kraton’s global reach while creating a robust platform to further support investment in the existing innovation pipeline and provide for further expansion of sustainable offerings,” said Dan F. Smith, Chairman of Kraton’s Board of Directors.

“DL Chemical has been conducting the petrochemical business responsibly within the DL Group for 46 years. After acquiring Kraton’s Cariflex business last year, we have successfully integrated that business within the DL Group,” said Sang Woo Kim, Vice Chairman and Chief Executive Officer of DL Chemical. “We also have been highly interested in Kraton’s specialty polymer and bio-based chemical business, and this combination will allow us to provide our customers with a wider range of innovative products, while adding the ability to serve a diverse range of end markets in over 70 countries worldwide.”

The Merger Agreement was unanimously approved by Kraton’s Board of Directors which has recommended that Kraton stockholders vote in favor of the transaction. The acquisition is subject to certain customary closing conditions, including the receipt of stockholder and regulatory approvals, and is expected to close by the end of the first half of 2022.

J.P. Morgan Securities LLC is acting as exclusive financial advisor, and King & Spalding LLP is acting as legal counsel to Kraton in connection with the transaction. Goldman Sachs is acting as financial advisor, and O’Melveny & Myers LLP is acting as legal counsel to DL Chemical in connection with the transaction.

ABOUT KRATON

Kraton Corporation (NYSE “KRA”) is a leading global producer of specialty polymers and high-value performance products derived from renewable resources. Kraton’s polymers are used in a wide range of applications, including adhesives, coatings, consumer and personal care products, sealants and lubricants, and medical, packaging, automotive, paving and roofing products. As the largest global provider in the pine chemicals industry, the company’s pine-based specialty products are sold into adhesive, road and construction and tire markets, and it produces and sells a broad range of performance chemicals into markets that include fuel additives, oilfield chemicals, coatings, metalworking fluids and lubricants, inks and mining. Kraton offers its products to a diverse customer base in over 70 countries worldwide. Kraton, the Kraton logo and design are all trademarks of Kraton or its subsidiaries or affiliates.

ABOUT DL CHEMICAL

DL Chemical is a leading petrochemical company with more than 46 years of operational experience and unique technological know-how. Based in Korea, the company was the first petrochemical firm in the country to commercialize metallocene polyethylene and polybutene, as well as the first to export polybutene technology to the United States. DL Chemical is the world’s largest producer of polybutene with a production capacity of 200 KTA year. DL Chemical has commercialized BOCD (Broad Orthogonal Co-Monomer Distribution) polyethylene and EPO (Ethylene-Propylene Oligomer) for only the second time worldwide. In March 2020, DL Chemical (as a part of Daelim Industrial Co., Ltd. prior to the split-off of DL Chemical) acquired Kraton’s CariflexTM business for $530 million in cash.

FORWARD LOOKING STATEMENTS

Some of the statements and information in this press release contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. This press release includes forward-looking statements that reflect the Company’s beliefs, expectations and current views with respect to, among other things, its financial condition, financial performance and other future events or circumstances. Forward-looking statements are often identified by words such as “outlook,” “believes,” “target,” “estimates,” “approximately,” “expects,” “projects,” “represents,” “may,” “intends,” “plans,” “on track,” “anticipate,” the negative of such words or similar terminology, and include, but are not limited to, Kraton’s expectations with respect to the sale of Kraton, including the timing thereof.

Examples of forward-looking statements in this news release include, but are not limited to, statements about the price, terms and closing date of the proposed transaction, and statements regarding stockholder and regulatory approvals and the satisfaction of various other conditions to the closing transaction contemplated by the Merger Agreement. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results, expectations, or outcomes to differ materially from our historical experience as well as management’s present expectations or projections. These risks and uncertainties include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (ii) the inability to complete the proposed transaction due to the failure to obtain Kraton stockholder approval for the proposed transaction or the failure to satisfy other conditions of the proposed transaction within the proposed timeframe or at all (including receipt of regulatory approvals); (iii) risks related to disruption of management’s attention from Kraton’s ongoing business operations due to the transaction; (iv) the outcome of any legal proceedings, regulatory proceedings or enforcement matters that may be instituted against Kraton and others relating to the Merger Agreement; (vi) the risk that the pendency of the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the pendency of the proposed transaction; (vii) the effect of the announcement of the proposed transaction on Kraton’s relationships with its customers, suppliers, key stakeholders, employees, operating results and business generally; (viii) risks related to Kraton’s business or stock price as a result of uncertainty surrounding the proposed transaction; (ix) the amount of the costs, fees, expenses and charges related to the proposed transaction; and (x) other risks to consummation of the proposed transaction, including the risk that the proposed transaction will not be consummated within the expected time period or at all. Consider these factors carefully in evaluating the forward-looking statements.

All forward-looking statements in this press release are made based on management’s current expectations and assumptions, which are subject to known and unknown risks, uncertainties and other important factors that could cause actual results to differ materially from those expressed in forward-looking statements. These risks and uncertainties are more fully described in the Company’s latest Annual Report on Form 10-K, including but not limited to “Part I, Item 1A. Risk Factors” and “Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” therein, and in the Company’s other filings with the Securities and Exchange Commission (the “SEC”), and include, but are not limited to, risks related to: not completing, or not completely realizing the anticipated benefits from, the sale of the business; receipt and timing of necessary regulatory approvals; Kraton’s reliance on third parties for the provision of significant operating and other services; conditions in, and risk associated with operating in, the global economy and capital markets; fluctuations in raw material costs; natural disasters and weather conditions; limitations in the availability of raw materials; and other factors of which Kraton is currently unaware, deems immaterial or are outside Kraton’s control. In addition, to the extent any inconsistency or conflict exists between the information included in this press release and the information included in our prior releases, reports or other filings with the SEC, the information contained in this press release updates and supersede such information. The Company believes its expectations and assumptions are reasonable, but there can be no assurance that the expectations reflected herein will be achieved. Accordingly, readers are cautioned not to place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date they are made, and the Company assumes no obligation to update such information in light of new information or future events.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Kraton by DL Chemical. In connection with the proposed transaction, Kraton intends to file relevant materials with the SEC, including Kraton’s proxy statement on Schedule 14A, related to the solicitation of proxies for the Kraton stockholders’ meeting with respect to the proposed transaction. This press release does not constitute any solicitation of votes or approval in relation to the proposed transaction. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF KRATON ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING KRATON’S PROXY STATEMENT AND OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, IN THEIR ENTIRETY WHEN SUCH DOCUMENTS BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES THERETO. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s web site, www.sec.gov, and Kraton stockholders will receive information at an appropriate time on how to obtain transaction-related documents for free from Kraton. Such documents are not currently available.

Participants in Solicitation

Kraton and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Kraton common stock in respect of the proposed transaction. Information about the directors and executive officers of Kraton is set forth in its proxy statement for its 2021 Annual Meeting of Stockholders, which was filed with the SEC on April 8, 2021. Investors may obtain additional information regarding the interests of such persons in the proposed transaction, by security holdings or otherwise, by reading the definitive proxy statement regarding the acquisition when it becomes available.

For additional information:

H. Gene Shiels 281 504-4886